UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2017

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 15, 2017, Enbridge Energy Partners, L.P. (“EEP”) announced the close of its transaction to acquire an effective 27.6 percent interest in the Bakken Pipeline System (the “Transaction”). In connection with the Transaction, on February 15, 2017, EEP entered into an unsecured revolving 364-day credit agreement (the “Credit Agreement”) with Enbridge (U.S.) Inc. (“EUS”), a subsidiary of Enbridge Inc. The Credit Agreement is a committed senior unsecured revolving credit facility that permits aggregate borrowings of up to, at any one time outstanding for the purpose of funding the Transaction, $1.5 billion, (i) on a revolving basis for a 364-day period and (ii) for a 364-day term on a non-revolving basis following the expiration of the revolving period; provided that the Credit Facility will mature on the date any project financing is completed. Loans under the Credit Agreement accrue interest based, at the Partnership’s election, on either the Eurocurrency rate or a base rate, in each case, plus an applicable margin. A facility fee will accrue at the applicable margin rate, which is based on the Partnership’s non-credit-enhanced, senior unsecured long-term debt rating at the applicable time.

In addition, on or before the maturity date, EEP may repay or prepay all, but not less than all, of the aggregate outstanding principal balance of the loans under the Credit Agreement by payment-in-kind of EEP’s entire direct and indirect interest in the Bakken Pipeline System.

The Credit Agreement also includes representations, warranties, financial covenants and events of default that are consistent with those in the Partnership’s credit agreement with EUS, dated as of July 26, 2016 (the “364-Day Credit Facility”). Amounts borrowed under the Credit Agreement bear interest at rates that are consistent with the interest rates set forth in the Partnership’s 364-Day Credit Facility.

The above description of the Credit Agreement is qualified in its entirety by reference to the complete text of such agreement filed as Exhibit 10.1 hereto, which is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P. (Registrant)

	By:	Enbridge Energy Management, L.L.C.,
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: February 15, 2017	By:	/s/ STEPHEN J. NEYLAND
Stephen J. Neyland Vice President-Finance (Duly Authorized Officer)

Index of Exhibits

Exhibit Number	Description

10.1	Credit Agreement dated as of February 15, 2017, by and among Enbridge Energy Partners, L.P. and Enbridge (U.S.) Inc.